EXHIBIT 10.35

                 ACQUISITION OF APPLE PEEL TECHNOLOGIES, INC.
                                      BY
                          HEALTH SCIENCES GROUP, INC.


                       AGREEMENT AND PLAN OF ACQUISITION


      THIS AGREEMENT AND PLAN OF ACQUISITION (Agreement) is entered into by and between Apple Peel Technologies, Inc., a Florida corporation, (APTI), UTEK CORPORATION, a Delaware corporation, (UTEK), and Health Sciences Group, Inc., a Colorado corporation, (HESG)

      WHEREAS, UTEK owns 100% of the issued and outstanding shares of common stock of APTI (APTI Shares); and

      WHEREAS, before the Closing Date, APTI will acquire the exclusive license for the fields of use as described in the License Agreement and a consulting contract as described and which are attached hereto as part of Exhibit A and made a part of this Agreement (License Agreement and Consulting Agreement) and the rights to develop and market a patented and proprietary technology for the fields of uses specified in the License Agreement (Technology).

      WHEREAS, the parties desire to provide for the terms and conditions upon which APTI will be acquired by HESG in a stock-for-stock exchange (Acquisition) in accordance with the respective corporation laws of their state, upon consummation of which all APTI Shares will be owned by HESG, and all issued and outstanding APTI Shares will be exchanged for common stock of HESG with terms and conditions as set forth more fully in this Agreement; and

      WHEREAS, for federal income tax purposes, it is intended that the Acquisition qualifies within the meaning of Section 368 (a)(1)(B) of the Internal Revenue Code of 1986, as amended (Code).

      NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are by this Agreement acknowledged, the parties agree as follows:

                                   ARTICLE 1
                        THE STOCK-FOR-STOCK ACQUISITION

      1.01  The Acquisition

            (a) Acquisition Agreement. Subject to the terms and conditions of this Agreement, at the Effective Date, as defined below, all APTI Shares shall be acquired from UTEK by HESG in accordance with the respective corporation laws of their state and the provisions of this Agreement and the separate corporate existence of APTI, as a wholly-owned subsidiary of HESG, shall continue after the closing.

            (b)   Effective  Date.  The  Acquisition   shall  become  effective
(Effective Date) upon the execution of this Agreement and closing of the transaction.

      1.02 Exchange of Stock. At the Effective Date, by virtue of the Acquisition, all of the APTI Shares that are issued and outstanding at the Effective Date shall be exchanged for 1,200,000* unregistered shares (* said number of HESG shares to be adjusted to a value of $828,000 based on the closing stock price the day






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      before closing) of common stock of HESG (HESG Shares), which by agreement of the shareholders of APTI shall be issued as follows:

SHAREHOLDER        NUMBER OF HESG SHARES
-----------        ---------------------
UTEK Corporation            1,200,000*


      1.03  Effect of Acquisition.

            (a) Rights in APTI Cease. At and after the Effective Date, the holder of each certificate of common stock of APTI shall cease to have any rights as a shareholder of APTI.

            (b) Closure of APTI Shares Records. From and after the Effective Date, the stock transfer books of APTI shall be closed, and there shall be no further registration of stock transfers on the records of APTI.

      1.04 Closing. Subject to the terms and conditions of this Agreement, the Closing of the Acquisition shall take place November 22nd, 2004.

                                    ARTICLE 2
                        REPRESENTATIONS AND WARRANTIES

      2.01 Representations and Warranties of UTEK and APTI. UTEK and APTI represent and warrant to HESG that the facts set forth below are true and correct:

            (a) Organization. APTI and UTEK are corporations duly organized, validly existing and in good standing under the laws of their respective states of incorporation, and they have the requisite power and authority to conduct their business and consummate the transactions contemplated by this Agreement. True, correct and complete copies of the articles of incorporation, bylaws and all corporate minutes of APTI have been provided to HESG and such documents are presently in effect and have not been amended or modified.





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            (b)   Authorization.  The  execution  of  this  Agreement  and  the consummation of the Acquisition and the other transactions contemplated by this Agreement have been duly authorized by the board of directors and shareholders of APTI and the board of directors of UTEK; no other corporate action by the respective parties is necessary in order to execute, deliver, consummate and perform their respective obligations hereunder; and APTI and UTEK have all requisite corporate and other authority to execute and deliver this Agreement and consummate the transactions contemplated by this Agreement.


            (c)   Capitalization.   The  authorized capital of APTI consists of
1,000,000 shares of common stock with a par value $1.00 per share. At the date of this Agreement, 1,000 APTI Shares are issued and outstanding as follows:



SHAREHOLDER        NUMBER OF APTI SHARES
-----------        ---------------------
UTEK CORPORATION                1000



All issued and outstanding APTI Shares have been duly authorized and validly issued and are fully paid and




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non-assessable  shares  and have not been issued in violation of any preemptive or other rights of any other person or any applicable laws. APTI is not authorized to issue any preferred stock. All dividends on APTI Shares which have been declared prior to the date of this Agreement have been paid in full. There are no outstanding options, warrants, commitments, calls or other rights or agreements requiring APTI to issue any APTI Shares or securities convertible into APTI Shares to anyone for any reason whatsoever. None of the APTI Shares is subject to any change, claim, condition, interest, lien, pledge, option,
security  interest   or   other   encumbrance  or  restriction,  including  any
restriction on use, voting, transfer, receipt of income or exercise of any other attribute of ownership.

            (d)   Binding  Effect.  The  execution,  delivery, performance  and consummation of this Agreement, the Acquisition and the transactions contemplated by this Agreement will not violate any obligation to which APTI or UTEK is a party and will not create a default under any such obligation or under any agreement to which APTI or UTEK is a party. This Agreement constitutes a legal, valid and binding obligation of each of UTEK and APTI, enforceable against each in accordance with its terms, except as the enforcement may be limited by bankruptcy, insolvency, moratorium, or similar laws affecting creditor's rights generally and by the availability of injunctive relief, specific performance or other equitable remedies.

            (e) Litigation Relating to this Agreement. There are no suits, actions or proceedings pending or, to the best of APTI and UTEK's knowledge, information and belief, threatened, which seek to enjoin the Acquisition or the transactions contemplated by this Agreement or which, if adversely decided, would have a materially adverse effect on the business, results of operations, assets or prospects of APTI.

            (f)   No Conflicting Agreements. Neither the execution and delivery of this Agreement nor the fulfillment of or compliance by APTI or UTEK with the terms or provisions of this Agreement nor all other documents or agreements contemplated by this Agreement and the consummation of the transaction contemplated by this Agreement will result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in a violation of, APTI or UTEK's articles of incorporation or bylaws, the Technology, the License Agreement, or any agreement, contract, instrument, order, judgment or decree to which APTI or UTEK is a party or by which APTI or UTEK or any of their respective assets is bound, or violate any provision of any applicable law, rule or regulation or any order, decree, writ or injunction of any court or government entity which materially affects their respective assets or businesses.




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            (g)   Consents.  No  consent  from  or  approval   of   any  court,
governmental entity or any other person is necessary in connection with execution and delivery of this Agreement by APTI and UTEK or performance of the obligations of APTI and UTEK hereunder or under any other agreement to which APTI or UTEK is a party; and the consummation of the transactions contemplated by this Agreement will not require the approval of any entity or person in order to prevent the termination of the Technology, the License Agreement, or any other material right, privilege, license or agreement relating to APTI or its assets or business.

            (h) Title to Assets. APTI has or has agreed to enter into the agreements as listed on Exhibit A attached hereto. These agreements and the assets shown on the balance sheet of attached Exhibit B are the sole assets of APTI. APTI has or will by Closing Date have good and marketable title to its assets, free and clear of all liens, claims, charges, mortgages, options, security agreements and other encumbrances of every kind or nature whatsoever.

            (i)    Intellectual Property

                  (1) Cornell University (CORNELL) owns the Technology and has all right, power, authority and ownership and entitlement to file, prosecute and maintain in effect the Patent and Patent applications with respect to the Inventions listed in Exhibit A hereto.





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                  (2)   The License Agreement between CORNELL and APTI covering
the Inventions is legal, valid, binding and will be enforceable in accordance with its terms as contained in Exhibit A.

                  (3) Except as otherwise set forth in this Agreement, HESG acknowledges and understands that APTI and UTEK make no representations and provide no assurances that the rights to the Technology and Intellectual Property contained in the License Agreement do not, and will not in the future, infringe or otherwise violate the rights of third parties, and

                  (4) Except as otherwise expressly set forth in this Agreement, APTI and UTEK make no representations and extend no warranties of any kind, either express or implied, including, but not limited to warranties of merchantability, fitness for a particular purpose, non-infringement and validity of the Intellectual Property.

            (j) Liabilities of APTI. On the date hereof and on the Closing Date, APTI has no (and will not have any) assets, no liabilities or obligations of any kind, character or description except those listed on the attached Financial Statements.

            (k) Financial Statements. The unaudited financial statements of APTI, including a balance sheet dated as of November 22nd, 2004, attached as Exhibit B and made a part of this Agreement (the "Financial Statements") have been prepared from the books and records of APTI consistently applied, are in all respects, true, complete and correct and present fairly APTI's financial position and the results of its operations on the dates and for the periods shown in this Agreement. Such Financial Statements have been prepared in accordance with generally accepted accounting principles. APTI has not engaged in any business not reflected in its financial statements. There have been no material adverse changes in the nature of its business, prospects, the value of assets or the financial condition since the date of its Financial Statements. There are no, and on the Closing Date there will be no, outstanding obligations or liabilities of APTI except as specifically set forth in the Financial Statements. (When used in this Agreement, "liabilities" shall mean debts, liabilities, obligations, duties and responsibilities of any kind and description (whether absolute or contingent, monetary or non-monetary, direct or indirect, known or unknown or matured or unmatured, or of any other nature). There is no information known to APTI or UTEK that would prevent the financial statements of APTI from being audited in accordance with generally accepted accounting principles. The records and books of account of APTI reflect all transactions thereof and have been regularly kept and maintained consistently applied. None of the Financial Statements, including the notes thereto, contains any untrue statement of fact, or omits to state any fact necessary in order to make the statements contained in this paragraph or therein not misleading.

            (l) Taxes. All returns, reports, statements and other similar filings required to be filed by APTI with respect to any federal, state, local or foreign taxes, assessments, interests, penalties, deficiencies, fees and other governmental charges or impositions have been timely filed with the appropriate governmental agencies in all jurisdictions in which such tax returns and other related filings are required to be filed; all such tax returns properly reflect all liabilities of APTI for taxes for the periods, property or events covered by this Agreement; and all taxes, whether or not reflected on those tax returns, and all taxes claimed to be due from APTI by any taxing authority, have been properly paid, except to the extent reflected on APTI's Financial Statements, where APTI has contested in good faith by appropriate proceedings and reserves have been established on its Financial Statements to the full extent if the contest is adversely decided against it. APTI has not received any notice of assessment or proposed assessment in connection with any tax returns, nor is APTI a party to or to the best of its knowledge, expected to become a party to any pending or threatened action or proceeding, assessment or collection of taxes. APTI has not extended or waived the application of any statute of limitations of any jurisdiction regarding the assessment or collection of any taxes. There are no tax liens (other than any lien which arises by operation of law for current taxes not yet due and payable) on any of its assets. There is no basis for any additional assessment of taxes, interest or penalties. APTI has made all deposits required by law to be made with respect to employees' withholding and other employment taxes, including




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without limitation the portion of such deposits relating to taxes imposed  upon
APTI. APTI is not and has never been a party to any tax sharing agreements with any other person or entity.

            (m) Absence of Certain Changes or Events. From the date of the full execution of the Term Sheet until the Closing Date, APTI has not, and without the written consent of HESG, it will not have:

                  (1) Sold, encumbered, assigned let lapsed or transferred any of its assets, including without limitation the Intellectual Property, the License Agreement or any other material asset;

                  (2) Amended or terminated the License Agreement or other agreement or done any act or omitted to do any act which would cause the breach of the License Agreement or any other agreement;

                  (3) Suffered any damage, destruction or loss whether or not in control of APTI;

                  (4)   Made  any  commitments   or   agreements   for  capital
expenditures or otherwise;

                  (5) Entered into any transaction or made any commitment not disclosed to HESG;

                  (6) Incurred any obligation or liability for borrowed money in the aggregate in excess of $500;

                  (7)   Suffered any other event of any character, which is
                                    reasonable to expect, would adversely
                                    affect the future condition (financial or otherwise) assets or liabilities or business of APTI; or

                  (8)   Taken any action that could reasonably be foreseen to
                                    make any of the representations or
                                    warranties made by APTI or UTEK untrue as of the date of this Agreement or as of the Closing Date.

            (n) Agreements. Exhibit A attached contains a true and complete list of all contemplated and executed agreements between APTI and a third party. A complete and accurate copies of all agreements, contracts and commitments between APTI and any third party, whether written or oral to which it is a party or is bound (Contracts), has been provided to HESG and such agreements are or will be at the Closing Date, in full force and effect without modifications or amendment and constitute the legally valid and binding obligations of APTI and such each such third party in accordance with their respective terms and will continue to be valid and enforceable following the Acquisition. Neither APTI nor any such third party is in default of any of the Contracts. In addition:

                  (1) There are no outstanding unpaid promissory notes, mortgages, indentures, deed of trust, security agreements and other agreements and instruments relating to the borrowing of money by or any extension of credit to APTI; and

                  (2) There are no outstanding operating agreements, lease agreements or similar agreements by which APTI is bound; and

                  (3) The complete final drafts of the License Agreement have has been provided to HESG; and

                  (4) Except as set forth in (3) above, there are no outstanding licenses to or from others of any intellectual property and trade names; and




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                  (5)   There  are  no outstanding agreements or commitments to
sell, lease, license or otherwise dispose of any of APTI's property; and

                  (6) There are no breaches of any agreement to which APTI is a party.

            (o) Compliance with Laws. APTI is in compliance with all applicable laws, rules, regulations and orders promulgated by any federal, state or local government body or agency relating to its business and operations.

            (p) Litigation. There is no suit, action or any arbitration, administrative, legal or other proceeding of any kind or character, or any governmental investigation pending or to the best knowledge of APTI or UTEK, threatened against APTI, the Technology, or Patent License Agreement, affecting its assets or business (financial or otherwise), and neither APTI nor UTEK is in violation of or in default with respect to any judgment, order, decree or other finding of any court or government authority relating to the assets, business or properties of APTI or the transactions contemplated hereby. There are no pending or threatened actions or proceedings before any court, arbitrator or administrative agency, which would, if adversely determined, individually or in the aggregate, adversely affect the assets or business of APTI or the transactions contemplated.

            (q) Employees. APTI has no and never had any employees. APTI is not a party to or bound by any employment agreement or any collective bargaining agreement with respect to any employees. APTI is not in violation of any law, regulation relating to employment of employees.

            (r) Neither APTI nor UTEK has any knowledge of any or threatened existing occurrence, action or development that could cause a material adverse effect on APTI or its business, assets or condition (financial or otherwise) or prospects.

            (s) Employee Benefit Plans. APTI states that there are no and have never been any employee benefit plans, and there are no commitments to create any, including without limitation as such term is defined in the Employee Retirement Income Security Act of 1974, as amended, in effect, and there are no outstanding or un-funded liabilities nor will the execution of this Agreement and the actions contemplated in this Agreement result in any obligation or liability to any present or former employee.

            (t) Books and Records. The books and records of APTI are complete and accurate in all material respects, fairly present its business and operations, have been maintained in accordance with good business practices, and applicable legal requirements, and accurately reflect in all material respects its business, financial condition and liabilities.

            (u) No Broker's Fees. Neither UTEK nor APTI has incurred any investment banking, advisory or other similar fees or obligations in connection with this Agreement or the transactions contemplated by this Agreement.

            (v) Full Disclosure. APTI. All representations or warranties of UTEK and APTI contained herein or in any Schedule or Exhibit are true, correct and complete in all material respects to the best of our knowledge on the date of this Agreement and shall be true, correct and complete in all material respects as of the Closing Date as if they were made on such date.

      2.02  Representations  and  Warranties  of  HESG.   HESG  represents  and
warrants to UTEK and APTI that the facts set forth are true and correct.





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            (a)   Organization.  HESG  is a corporation duly organized, validly existing and in good standing under the laws of Colorado, is qualified to do business as a foreign corporation in other jurisdictions in which the conduct of its business or the ownership of its properties require such qualification, and have all requisite power and authority to conduct its business and operate properties.

            (b) Authorization. The execution of this Agreement and the consummation of the Acquisition and the other transactions contemplated by this Agreement have been duly authorized by the board of directors of HESG; no other corporate action on their respective parts is necessary in order to execute, deliver, consummate and perform their obligations hereunder; and they have all requisite corporate and other authority to execute and deliver this Agreement and consummate the transactions contemplated by this Agreement.

            (c) Capitalization. The authorized capital of HESG consists of 50,000,000 (Fifty Million) shares of common stock with a par value $0.001 per share (HESG Common Shares) and on the Effective Date of the Acquisition, 17,496,200 (Seventeen Million, Four Hundred Ninety Six Thousand, Two Hundred) HESG Shares (which will include the 1,200,000* HESG Shares issued and to be adjusted at the closing of the Acquisition) will be issued and outstanding. All issued and outstanding HESG Shares have been duly and validly issued and are fully paid and non-assessable shares and have not been issued in violation of any preemptive or other rights of any other person or any applicable laws.

            (d) Binding Effect. The execution, delivery, performance and consummation of the Acquisition and the transactions contemplated by this Agreement will not violate any obligation to which HESG is a party and will not create a default hereunder, and this Agreement constitutes a legal, valid and binding obligation of HESG, enforceable in accordance with its terms, except as the enforcement may be limited by bankruptcy, insolvency, moratorium, or similar laws affecting creditor's rights generally and by the availability of injunctive relief, specific performance or other equitable remedies.

            (e) Litigation Relating to this Agreement. There are no suits, actions or proceedings pending or to its knowledge threatened which seek to enjoin the Acquisition or the transactions contemplated by this Agreement or which, if adversely decided, would have a materially adverse effect on its business, results of operations, assets, prospects or the results of its operations of HESG.

            (f) No Conflicting Agreements. Neither the execution and delivery of this Agreement nor the fulfillment of or compliance by HESG with the terms or provisions of this Agreement will result in a breach of the terms, conditions or provisions of, or constitute default under, or result in a violation of, their respective corporate charters or bylaws, or any agreement, contract, instrument, order, judgment or decree to which it is a party or by which it or any of its assets are bound, or violate any provision of any applicable law, rule or regulation or any order, decree, writ or injunction of any court or governmental entity which materially affects its assets or business.

            (g) Consents. Assuming the correctness of UTEK and APTI's representations, no consent from or approval of any court, governmental entity or any other person is necessary in connection with its execution and delivery of this Agreement; and the consummation of the transactions contemplated by this Agreement will not require the approval of any entity or person in order to prevent the termination of any material right, privilege, license or agreement relating to HESG or its assets or business.

            (h) Financial Statements. The unaudited financial statements of HESG attached as Exhibit C present fairly its financial position and the results of its operations on the dates and for the periods shown in this Agreement; provided, however, that interim financial statements are subject to customary year-end adjustments and accruals that, in the aggregate, will not have a material adverse effect on the overall financial condition or results of its operations. HESG has not engaged in any business not reflected in its financial statements. There have been no material adverse changes in the nature of its business, prospects, the value of




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      assets or the  financial  condition  since  the  date  of  its  financial statements. There are no outstanding obligations or liabilities of HESG except as specifically set forth in the HESG financial statements.

            (i) Full Disclosure. All representations or warranties of HESG are true, correct and complete in all material respects on the date of this Agreement and shall be true, correct and complete in all material respects as of the Closing Date as if they were made on such date. No statement made by them in this Agreement or in the exhibits to this Agreement or any document delivered by them or on their behalf pursuant to this Agreement contains an untrue statement of material fact or omits to state all material facts necessary to make the statements in this Agreement not misleading in any material respect in light of the circumstances in which they were made.

            (j) Compliance with Laws. HESG is in compliance with all applicable laws, rules, regulations and orders promulgated by any federal, state or local government body or agency relating to its business and operations, except where any such non-compliance would not have a material adverse effect on HESG.

            (k) Litigation. There is no suit, action or any arbitration, administrative, legal or other proceeding of any kind or character, or any governmental investigation pending or, to the best knowledge of HESG, threatened against HESG materially affecting its assets or business (financial or otherwise), and HESG is not in violation of or in default with respect to any judgment, order, decree or other finding of any court or government authority. There are no pending or threatened actions or proceedings before any court, arbitrator or administrative agency, which would, if adversely determined, individually or in the aggregate, materially and adversely affect its assets or business.

      2.03 Investment Representations of UTEK. UTEK represents and warrants to HESG that:

            (a) General. It has such knowledge and experience in financial and business matters as to be capable of evaluating the risks and merits of an investment in HESG Shares pursuant to the Acquisition. It is able to bear the economic risk of the investment in HESG Shares, including the risk of a total loss of the investment in HESG Shares. The acquisition of HESG Shares is for its own account and is for investment and not with a view to the distribution of this Agreement. Except a permitted by law, it has a no present intention of selling, transferring or otherwise disposing in any way of all or any portion of the shares at the present time. All information that it has supplied to HESG is true and correct. It has conducted all investigations and due diligence concerning HESG to evaluate the risks inherent in accepting and holding the shares which it deems appropriate, and it has found all such information obtained fully acceptable. It has had an opportunity to ask questions of the officer and directors of HESG concerning HESG Shares and the business and financial condition of and prospects for HESG, and the officers and directors of HESG have adequately answered all questions asked and made all relevant information available to them. UTEK is an Aaccredited investor, as the term is defined in Regulation D, promulgated under the Securities Act of 1933, as amended, and the rules and regulations thereunder.

            (b) Stock Transfer Restrictions. UTEK acknowledges that the HESG Shares will not be registered and UTEK will not be permitted to sell or otherwise transfer the HESG Shares in any transaction in contravention of the following legend, which will be imprinted in substantially the following form on the stock certificate representing HESG Shares:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE ACT), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED PURSUANT TO THE PROVISION OF THE ACT AND THE LAWS OF SUCH STATES UNDER WHOSE LAWS A TRANSFER OF SECURITIES WOULD BE SUBJECT TO A REGISTRATION REQUIREMENT, UNLESS UTEK CORPORATION HAS OBTAINED AN




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
OPINION OF COUNSEL STATING THAT SUCH DISPOSITION IS IN COMPLIANCE WITH AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION.

                                   ARTICLE 3
                         TRANSACTIONS PRIOR TO CLOSING

      3.01. Corporate Approvals. Prior to Closing Date, each of the parties shall submit this Agreement to its board of directors and when necessary, its respective shareholders and obtain approval of this Agreement. Copies of corporate actions taken shall be provided to each party.

      3.02 Access to Information. Each party agrees to permit, upon reasonable notice, the attorneys, accountants, and other representatives of the other parties reasonable access during normal business hours to its properties and its books and records to make reasonable investigations with respect to its affairs, and to make its officers and employees available to answer questions and provide additional information as reasonably requested.

      3.03 Expenses. Each party agrees to bear its own expenses in connection with the negotiation and consummation of the Acquisition and the transactions contemplated by this Agreement.

      3.04 Covenants. Except as permitted in writing, each party agrees that it will:

            (a)   Use its good faith efforts to obtain  all requisite licenses,
permits,  consents,  approvals  and  authorizations  necessary   in   order  to
consummate the Acquisition; and

            (b) Notify the other parties upon the occurrence of any event which would have a materially adverse effect upon the Acquisition or the transactions contemplated by this Agreement or upon the business, assets or results of operations; and

            (c)   Not modify its corporate structure,  except  as  necessary or
advisable   in  order  to  consummate  the  Acquisition  and  the  transactions contemplated by this Agreement.

                                  ARTICLE 4
                             CONDITIONS PRECEDENT

      The obligation of the parties to consummate the Acquisition and the transactions contemplated by this Agreement are subject to the following conditions that may be waived, to the extent permitted by law:

      4.01. Each party must obtain the approval of its board of directors and such approval shall not have been rescinded or restricted.

      4.02. Each party shall obtain all requisite licenses, permits, consents, authorizations and approvals required to complete the Acquisition and the transactions contemplated by this Agreement.

      4.03. There shall be no claim or litigation instituted or threatened in writing by any person or government authority seeking to restrain or prohibit any of the contemplated transactions contemplated by this Agreement or challenge the right, title and interest of UTEK in the APTI Shares or the right of APTI or UTEK to consummate the Acquisition contemplated hereunder.

      4.04. The representations and warranties of the parties shall be true and correct in all material respects at the Effective Date.





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
      4.05. The Technology and Intellectual Property has been prosecuted in good faith with reasonable diligence.

      4.06. The License Agreement and the Consulting Agreement are valid and in full force and effect without any default in this Agreement.

      4.07. HESG shall have received, at Closing Date, each of the following:

            (a)   the stock certificates representing  the  APTI  Shares,  duly
endorsed   (or  accompanied  by  duly  executed  stock  powers)  by  UTEK   for
cancellation;

            (b) all documentation relating to APTI's business, all in a form and substance satisfactory to HESG;

            (c)   such  agreements,   files   and   other  data  and  documents
pertaining to APTI's  business as HESG may reasonably request;

            (d) copies of the general ledgers and books of account of APTI, and all federal, state and local income, franchise, property and other tax returns filed by APTI since the inception of APTI;

            (e) certificates of (i) the Secretary of State of the State of Florida as to the legal existence and good standing, as applicable, (including tax) of APTI in Florida;

            (f) the original corporate minute books of APTI, including the articles of incorporation and bylaws of APTI, and all other documents filed in this Agreement;

            (g) all consents, assignments or related documents of conveyance to give HESG the benefit of the transactions contemplated hereunder;

            (h) such documents as may be needed to accomplish the Closing under the corporate laws of the states of incorporation of HESG and APTI, and

            (i) such other documents, instruments or certificates as HESG, or their counsel may reasonably request.

      4.08. HESG shall have completed due diligence investigation of APTI to HESG's satisfaction in their sole discretion.

      4.09. HESG shall receive the resignation effective the Closing Date of each director and officer of APTI.

                                   ARTICLE 5
                                  LIMITATIONS

      5.01.  Survival of Representations and Warranties.

            (a) The representations and warranties made by UTEK and APTI shall survive for a period of 1 year after the Closing Date, and thereafter all such representation and warranties shall be extinguished, except with respect to claims then pending for which specific notice has been given during such 1-year period.

            (b) The representations and warranties made by HESG shall survive for a period of 1 year




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
            after the Closing Date, and thereafter all such representations and warranties shall be extinguished, except with respect to claims then pending for which specific notice has been given during such 1-year period. Limitations on Liability. Notwithstanding any other provision to this Agreement the contrary, neither party to this Agreement shall be liable to the other party for any cost, damage, expense, liability or loss under this indemnification provision until after the sum of all amounts individually when added to all other such amounts in the aggregate exceeds $1,000 and then such liability shall apply only to matters in excess of $1,000.

      5.02 Indemnification. Each party agrees to indemnify the other party hereto (and its officers, directors, employees and shareholders) against and hold them harmless from any and all losses, liabilities, costs, damages (including lost profits), claims and expenses (including, without limitation, attorneys' fees, consultants', accountants' and disbursements) (collectively, "Damages"), as incurred, which they may sustain at any time by reason of the breach or inaccuracy of or failure to comply with any of the warranties, representations, conditions, covenants or agreements of such indemnifying party contained in this Agreement.

                                   ARTICLE 6
                                   REMEDIES

      6.01 Specific Performance. Each party's obligations under this Agreement are unique. If any party should default in its obligations under this agreement, the parties each acknowledge that it would be extremely impracticable to measure the resulting damages. Accordingly, the non-defaulting party, in addition to any other available rights or remedies, may sue in equity for specific performance, and the parties each expressly waive the defense that a remedy in damages will be adequate.

      6.02 Costs. If any legal action or any arbitration or other proceeding is brought for the enforcement of this agreement or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

                                   ARTICLE 7
                                  ARBITRATION

      In the event a dispute arises with respect to the interpretation or effect of this Agreement or concerning the rights or obligations of the parties to this Agreement, the parties agree to negotiate in good faith with reasonable diligence in an effort to resolve the dispute in a mutually acceptable manner. Failing to reach a resolution of this Agreement, either party shall have the right to submit the dispute to be settled by arbitration under the Commercial Rules of Arbitration of the American Arbitration Association. The parties agree that, unless the parties mutually agree to the contrary such arbitration shall be conducted in Los Angeles, CA. The cost of arbitration shall be borne by the party against whom the award is rendered or, if in the interest of fairness, as allocated in accordance with the judgment of the arbitrators. All awards in arbitration made in good faith and not infected with fraud or other misconduct shall be final and binding. The arbitrators shall be selected as follows: one by HESG, one by UTEK and a third by the two selected arbitrators. The third arbitrator shall be the chairman of the panel.

                                   ARTICLE 8
                                 MISCELLANEOUS

      8.01. No party may assign this Agreement or any right or obligation of it hereunder without the prior written consent of the other parties to this Agreement. No permitted assignment shall relieve a party of its obligations under this Agreement without the separate written consent of the other parties.





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
      8.02. This Agreement shall be binding upon and inure to the benefit of the parties and their respective permitted successors and assigns.

      8.03. Each party agrees that it will comply with all applicable laws, rules and regulations in the execution and performance of its obligations under this Agreement.

      8.04. This Agreement shall be governed interpreted and construed by and in accordance with the laws of the State of California without regard to principles of conflicts of law.

      8.05. This document constitutes a complete and entire agreement among the parties with reference to the subject matters set forth in this Agreement. No statement or agreement, oral or written, made prior to or at the execution of this Agreement and no prior course of dealing or practice by either party shall vary or modify the terms set forth in this Agreement without the prior consent of the other parties to this Agreement. This Agreement may be amended only by a written document signed by the parties.

      8.06. Notices or other communications required to be made in connection with this Agreement shall be sent by U.S. mail, certified, return receipt requested, personally delivered or sent by express delivery service and delivered to the parties at the addresses set forth below or at such other address as may be changed from time to time by giving written notice to the other parties.

      8.07. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

      8.08. This Agreement may be executed in multiple counterparts, each of which shall constitute one and a single Agreement.

             8.09 Any facsimile signature of any part to this Agreement or to any other agreement or document executed in connection of this Agreement should constitute a legal, valid and binding execution by such parties.

                      (SIGNATURES ON THE FOLLOWING PAGE)




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

HEALTH SCIENCES GROUP, INC.             APPLE PEEL TECHNOLOGIES, INC.


By:___________________________      By:____________________________
     Fred E. Tannous,                  Joel Edelson
     CEO                               President

     Address:                          Address:
     Howard Hughes Center              202 South Wheeler Street
      6080 Center Drive, 6th Floor     Plant City, Florida 33563
      Los Angeles, CA 90045


  Date: _________________________   Date: _________________________
UTEK CORPORATION


By:___________________________
     Clifford M. Gross, Ph.D.
     Chief Executive Officer

      Address:
      202 South Wheeler Street
      Plant City, Florida 33563


Date: _________________________












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
                                   EXHIBIT A

                                   OUTSTANDING AGREEMENTS

                       LICENSE AGREEMENT FROM CORNELL UNIVERSITY

                          CONSULTING AGREEMENT WITH DR. RUI HAI LUI.

                                   EXHIBIT B


                        APPLE PEEL TECHNOLOGIES, INC.

                FINANCIAL STATEMENTS AS OF NOVEMBER 22ND, 2004








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
                                   EXHIBIT C

                               HESG CORPORATION

                              CURRENT FORM 10-QSB
               FOR THE FISCAL QUARTER ENDING SEPTEMBER 30, 2004
                        INCLUDING FINANCIAL STATEMENTS
















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